SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 22, 1998

                 TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC.

                           Delaware
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         (State or other jurisdiction of incorporation)

       333-14041                                    48-1758633
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(Commission File Number)                 (IRS Employer Identification No.)

One Main Plaza, 4435 Main Street, Suite 500, Kansas City, Missouri    64111
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (816) 932-4960

                        Not applicable
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 (Former name or former address, if changed since last report)






ITEM 7.        FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
               EXHIBITS

Exhibit 5.1 Opinion of Morrison & Hecker L.L.P. re Legality Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-2

Exhibit 8.1 Opinion of Brown & Wood L.L.P. re Tax Matters Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-2






                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLOCK MORTGAGE FINANCE, INC.



                                      By:/s/ Mark Keller
                                         ----------------------
                                         Name:  Mark Keller
                                         Title: Vice President

Date: July 22, 1998






                                 EXHIBIT INDEX
                                 -------------

         Exhibit No.               Description
         -----------               -----------

            5.1 Opinion of Morrison & Hecker L.L.P. re Legality Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-2

            8.1 Opinion of Brown & Wood L.L.P. re Tax Matters Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-2